UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

Aerie Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36152	20-3109565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2030 Main Street, Suite 1500

Irvine, California 92614

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (949) 526-8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Schedule 13(a) of the Exchange Act.   ☒

Item 1.01.	Entry into Material Definitive Agreement.

On May 25, 2017, Aerie Pharmaceuticals, Inc. (the “Company”) entered into a Controlled Equity OfferingSM Sales Agreement with Cantor Fitzgerald & Co., acting as agent, pursuant to which the Company may offer and sell, from time to time through Cantor Fitzgerald & Co., shares of the Company’s common stock, par value $0.001 per share, having an aggregate offering price of up to $50,000,000. The common stock will be issued pursuant to the Company’s registration statement on Form S-3 (File No. 333-213643), which became effective upon its filing on September 15, 2016.

Pursuant to the at-the-market sales agreement, shares of common stock may be offered and sold through Cantor Fitzgerald & Co. in transactions that are deemed to be “at-the-market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended. Cantor Fitzgerald & Co. will act as sales agent on a best efforts basis and use commercially reasonable efforts to sell on our behalf all of the shares of common stock requested to be sold by the Company, consistent with its normal trading and sales practices, on mutually agreed terms between Cantor Fitzgerald & Co. and the Company. Except as otherwise described in the at-the-market sales agreement, Cantor Fitzgerald & Co. will be entitled to compensation at a commission rate of up to 3.0% of the gross sales price per share sold. The Company has no obligation to sell any shares under the at-the-market sales agreement, and may at any time suspend offers under the at-the-market sales agreement or terminate the at-the-market sales agreement.

The foregoing description of the at-the-market sales agreement does not purport to be complete and is qualified by reference to such agreement, a copy of which is filed as Exhibit 1.1 to this report.

A copy of the opinion of Fried, Frank, Harris, Shriver & Jacobson LLP relating to the validity of the issuance and sale of shares of the Company’s common stock pursuant to the at-the-market sales agreement is also filed herewith as Exhibit 5.1. The at-the-market sales agreement and the opinion filed herewith are incorporated by reference into the above referenced registration statement on Form S-3.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits relating to Item 1.01 are filed herewith:

1.1	Sales Agreement, dated May 25, 2017, by and between Aerie Pharmaceuticals, Inc. and Cantor Fitzgerald & Co.

5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERIE PHARMACEUTICALS, INC.

Date: May 25, 2017	By: /s/ Richard J. Rubino

Richard J. Rubino

Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

1.1	Sales Agreement, dated May 25, 2017, by and between Aerie Pharmaceuticals, Inc. and Cantor Fitzgerald & Co.

5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.1).